Exhibit 10.4
SPACE EXPLORATION TECHNOLOGIES CORP.
AMENDED AND RESTATED 2024 EQUITY INCENTIVE PLAN
ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS: DECEMBER 11, 2024
APPROVED BY THE STOCKHOLDERS: DECEMBER 21, 2024
AMENDED AND RESTATED BY THE BOARD OF DIRECTORS:
TERMINATION DATE: DECEMBER 10, 2034
1.GENERAL.
(a)Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Equity Awards as set forth in Section 1(e), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of
Equity Awards.
(b)Amendment and Restatement. Effective as of the Amendment Date, the Plan
was amended and restated to reflect the reclassification of the Class C common stock of the
Company into Common Stock on                    (the “Reclassification”) and the Company’s 1-to-
      stock split on                            .
(c)Status of the 2015 Plan. On the Effective Date, the Plan replaced the Space
Exploration Technologies Corp. 2015 Equity Incentive Plan (as amended from time to time, the
“2015 Plan”), which was originally adopted by the Board effective as of March 3, 2015. No new awards were or will be granted under the 2015 Plan following the Effective Date, but all stock awards granted under the 2015 Plan remain subject to the terms of the 2015 Plan, and not the
Plan.
(d)Returning Shares Under the Prior Plans.
(i)From and after the Effective Date, all outstanding stock awards granted under the 2015 Plan will remain subject to the terms of the 2015 Plan, except as provided in an
Equity Award Agreement; provided, however, that for any shares of Common Stock (or, prior to the Reclassification, Class C common stock of the Company) that are subject to outstanding stock awards granted under the 2015 Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award, an equal number of shares of Common Stock (or, prior to the Reclassification, Class C common stock of the Company) will be immediately added to the Share Reserve (as further described in Section 3(a)) for future awards under the Plan. As of the Amendment Date, shares of Common Stock (or, prior to the Reclassification, Class C common stock of the Company) were previously added to the Share Reserve under this Section 1(d)(i), and as of

the Amendment Date, there are           shares of Common Stock subject to stock awards that are
outstanding under the 2015 Plan.
(ii)From and after the Effective Date, all outstanding stock awards granted under the Space Exploration Technologies Corp. 2012 Equity Incentive Plan (as amended from time to time, the “2012 Plan”, and together with the 2015 Plan, collectively, the “Prior Plans”)
will remain subject to the terms of the 2012 Plan, except as provided in an Equity Award
Agreement; provided, however, that for any shares of Common Stock that were subject to outstanding stock awards granted under the 2012 Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award, an equal number of shares of Common Stock (or, prior to the
Reclassification, Class C common stock of the Company) will be immediately added to the Share
Reserve (as further described in Section 3(a)) for future awards under the Plan. As of the
Amendment Date,         shares of Common Stock (or, prior to the Reclassification, Class C common stock of the Company) were previously added to the Share Reserve under this Section
1(d)(ii). As of the Amendment Date, there are no shares of Common Stock subject to stock awards that are outstanding under the 2012 Plan.
(e)Eligible Equity Award Recipients. The persons eligible to receive Equity
Awards are Employees, Directors and Consultants, subject to and in accordance with the terms of the Plan.
(f)Available Equity Awards. The Plan provides for the grant of the following
Equity Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock
Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; and
(vi) Other Equity Awards.
2.ADMINISTRATION.
(a)Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in
Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time (A) which of the persons eligible under the Plan will be granted Equity Awards, (B) when and how each Equity Award will be granted,
(C) what type or combination of types of Equity Award will be granted, (D) the provisions of each Equity Award granted (which need not be identical), including the time or times when a person will be permitted to receive cash or Common Stock pursuant to an Equity Award (which may include performance-based vesting conditions), (E) the number of shares of Common Stock with respect to which an Equity Award will be granted to each such person and (F) the Fair
Market Value applicable to an Equity Award.

(ii)To construe and interpret the Plan and Equity Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan. The
Board, in the exercise of this power, may correct any defect, omission or inconsistency in the
Plan or in any Equity Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Equity Award fully effective.
(iii)To settle all controversies regarding the Plan and Equity Awards granted under it.
(iv)To accelerate the time at which an Equity Award may first be exercised or the time during which an Equity Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Equity Award stating the time at which it may first be exercised or the time during which it will vest.
(v)To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not impair rights and obligations under any Equity Award granted while the Plan is in effect except with the written consent of the affected Participant, except as provided in subsection (viii) below.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or
Equity Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization
Adjustments, to the extent required by applicable law or the requirements of any stock exchange or market on which the Common Stock is traded, listed or quoted, shareholder approval will be required for any amendment of the Plan that (A) materially increases the number of shares of
Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Equity Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of
Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Equity Awards available for issuance under the Plan.
Except as provided above, rights under any Equity Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(vii)To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options.
(viii)To approve forms of Equity Award Agreements for use under the Plan and to amend the terms of any one or more Equity Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the
Equity Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Equity Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected
Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a
Participant’s rights will not be deemed to have been impaired by any such amendment if the
Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights; and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Equity Awards without the affected
Participant’s consent (A) to maintain the qualified status of the Equity Award as an Incentive
Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock
Option, if such change results in impairment of the Equity Award solely because it impairs the qualified status of the Equity Award as an Incentive Stock Option under Section 422 of the
Code; (C) to clarify the manner of exemption from, or to bring the Equity Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Equity Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Equity Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi)To effect, at any time and from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise price, purchase price or strike price of any outstanding Equity Award under the Plan, (B) the cancellation of any outstanding
Equity Award under the Plan and the grant in substitution therefore of (1) a new Option or SAR,
(2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) Other Equity Award,
(5) cash and/or (6) other valuable consideration (as determined by the Board, in its sole discretion), with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Equity Award and (y) granted under the Plan or another equity or compensatory plan of the Company, or (C) any other action that is treated as a repricing under generally accepted accounting principles. For the avoidance of doubt, shareholder approval shall not be required for the Company to undertake any action described in this Section 2(b)(xi).
(c)Delegation to Committee. Subject to applicable law, the Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the
Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in
1 The Share Reserve has been adjusted to reflect the Reclassification and the Company’s 1-to-    stock split on
                                                  . As of the Amendment Date, the aggregate number of shares of Common Stock that are available to be issued pursuant to Equity Awards from and after the Amendment Date is shares of Common Stock plus the number of shares of Common Stock that become available for issuance under the Plan pursuant to Section 1(d) with respect to stock awards under the Prior Plans after the
Amendment Date.

the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. As of the Amendment Date, the Board has delegated all of its authority to administer the Plan to the [Compensation and Governance
Committee] of the Board as the Committee hereunder but has retained the authority to concurrently administer the Plan with the Committee.
(d)Delegation to Officers and Other Employees. Subject to applicable law, the
Board may delegate to one or more Officers or other Employees of the Company the authority to: grant Equity Awards and establish the terms thereof (to the extent permitted by applicable law); provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Equity Awards granted by such Officer and that such Officer may not grant an Equity Award to himself or herself.
Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section 13(w) below.
(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.SHARES SUBJECT TO THE PLAN.
(a)Share Reserve.
(i)As of the Effective Date, the aggregate number of shares of Common
Stock that are available to be issued pursuant to Equity Awards from and after the Effective Date
is                                 shares, plus                shares of Common Stock from the 2015 Plan’s
previously available reserve plus the number of shares of Common Stock that become available for issuance under the Plan pursuant to Section 1(d) with respect to stock awards under the Prior
Plans after the Effective Date (collectively, the “Share Reserve”).1 For example, if a stock option under the 2015 Plan that is outstanding at the Effective Date covers 1,000 shares of Common
Stock, and that option is subsequently forfeited without being exercised, then, at the time the option is forfeited and terminates, 1,000 shares of Common Stock have then become available for Equity Awards under the Plan. If instead that same stock option is exercised in full under the
2015 Plan, then the 1,000 shares of Common Stock to which that option relates will never become available under the Plan. For clarity, the number of shares of Common Stock available for future Equity Awards will increase as shares of Common Stock covering stock awards under the Prior Plans again become available for Equity Awards under the Plan in the future.
2 The maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive
Stock Options has been adjusted to reflect the Reclassification and the Company’s 1-to-     stock split on
                    . As of the Amendment Date, the maximum number of shares of Common Stock that may be issued
pursuant to the exercise of Incentive Stock Options after the Amendment Date is                     shares of
Common Stock, plus the maximum number of shares of Common Stock that may become available for issuance under the Plan pursuant to Section 1(d) with respect to stock awards under the Prior Plans after the Amendment
Date.

(ii)For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this
Section 3(a) does not limit the granting of Equity Awards except as provided in Section 7(a).
(b)Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to an Equity Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the
Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to
Section 8(h) or as consideration for the exercise of an Option will again become available for issuance under the Plan.
(c)Incentive Stock Option Limit. Notwithstanding anything to the contrary in this
Section 3 and subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the
exercise of Incentive Stock Options was                    as of the Effective Date, plus the maximum
number of shares of Common Stock that may become available for issuance under the Plan pursuant to Section 1(d) with respect to stock awards under the Prior Plans after the Effective
Date.2
(d)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(e)Substitute Awards. Equity Awards granted or Common Stock issued by the
Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by an Entity acquired by the Company or any
Subsidiary or with which the Company or any Subsidiary combines shall not reduce the Share
Reserve. Additionally, in the event that an Entity acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the Entities party to such acquisition or combination) may be used for Equity Awards under the Plan and shall not reduce the Share Reserve; provided, however, that Equity Awards using such available shares (i) shall not be made after the date awards could have been made under the terms of the pre-existing plan, absent the acquisition or combination,
(ii) shall only be made to individuals who were not Employees or other service providers of the

Company or its Subsidiaries at the time of such acquisition or combination, and (iii) shall comply with the requirements of any stock exchange or market on which the Common Stock is traded, listed or quoted.
4.ELIGIBILITY.
(a)Eligibility for Specific Equity Awards. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof
(as such terms are defined in Sections 424(e) and 424(f) of the Code). Equity Awards other than
Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Equity Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Equity Awards is treated as “service recipient stock” under Section 409A of the Code because the Equity Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Equity Awards comply with the distribution requirements of Section 409A of the Code.
(b)Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an
Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair
Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
(c)Consultants. A Consultant will not be eligible for the grant of an Equity Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not eligible to be registered on a Registration Statement on Form S-8 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Form S-8, unless the Company determines that such grant need not comply with the requirements of Form S-8 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION
RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option will be a Nonstatutory Stock Option. The provisions of separate Options or
SARs need not be identical; provided, however, that each Option Agreement or Stock
Appreciation Right Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Equity Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent
Shareholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Equity Award Agreement.
(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Incentive
Stock Options granted to Ten Percent Shareholders, the exercise price (or strike price) of each
Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than
100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such
Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such stock awards are
Incentive Stock Options). Each SAR will be denominated in shares of Common Stock equivalents.
(c)Purchase Price for Options. The purchase price of the Common Stock acquired pursuant to the exercise of an Option will be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.
The permitted methods of payment are as follows:
(i)by cash, check, bank draft or money order payable to the Company;
(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock issuable under the Option;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise”
arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued;
provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;
(v)according to a deferred payment or similar arrangement with the
Optionholder; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or
(vi)in any other form of legal consideration that may be acceptable to the
Board.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the
Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common
Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.
(e)Transferability of Options and SARs. Except as set forth in this Section 5(e) or as otherwise determined by the Board under terms that are not prohibited by applicable tax and securities laws, Options and SARs will not be transferable. The Board may, in its sole discretion, impose additional limitations on the transferability of Options and SARs in the applicable Equity
Award Agreement.
(i)Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii)
below) and will be exercisable during the lifetime of the Participant only by the Participant;
provided, however, that the Board may, in its sole discretion, permit transfer of the Option or
SAR and in a manner that is not prohibited by applicable tax and securities laws (including but not limited to Rule 701) upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders. Upon receiving written permission from the
Board or its duly authorized designee, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such
Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation. Upon receiving written permission from the
Board or its duly authorized designee, the Participant may, by delivering written notice to the
Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Participant, will thereafter be the beneficiary of the
Option or SAR with the right to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or
SAR and receive the Common Stock, or other consideration resulting from such exercise.
However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)Vesting Generally. The total number of shares of Common Stock subject to an
Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any
Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Equity Award Agreement or other agreement between the Participant and the
Company, in the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or
SAR (to the extent that the Participant was entitled to exercise such Equity Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date sixty (60) days following the termination of the Participant’s Continuous Service
(or such longer or shorter period specified in the applicable Equity Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) or (ii) the expiration of the term of the Option or SAR as set forth in the Equity Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Equity Award
Agreement (as applicable), the Option or SAR will terminate.
(h)Extension of Termination Date. Except as otherwise provided in the applicable
Equity Award Agreement or other agreement between the Participant and the Company, if the exercise of the Option or SAR following the termination of the Participant’s Continuous Service
(other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of
(i) to the maximum extent permitted by Section 409A of the Code, the expiration of a total period of sixty (60) days (that need not be consecutive) after the termination of the Participant’s
Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Equity Award Agreement. In addition, unless otherwise provided in a
Participant’s Equity Award Agreement, if the immediate sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous
Service (other than for Cause) would violate the Company’s insider trading policy, then the
Option or SAR will terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous
Service during which the sale of Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Equity Award Agreement.
(i)Disability of Participant. Except as otherwise provided in the applicable Equity
Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the
Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Equity
Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), or (ii) the expiration of the term of the Option or SAR as set forth in the Equity
Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Equity Award Agreement (as applicable), the Option or SAR will terminate.
(j)Death of Participant. Except as otherwise provided in the applicable Equity
Award Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or
(ii) the Participant dies within the period (if any) specified in the Equity Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the
Option or SAR may be exercised (to the extent the Participant was entitled to exercise such
Option or SAR as of the date of death) by the Participant’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Equity Award Agreement, which period will not be less than six
(6) months if necessary to comply with applicable laws), or (ii) the expiration of the term of such
Option or SAR as set forth in the Equity Award Agreement. If, after the Participant’s death, the
Option or SAR is not exercised within the time specified herein or in the Equity Award
Agreement (as applicable), the Option or SAR will terminate.
(k)Termination for Cause. Except as explicitly provided otherwise in a
Participant’s Equity Award Agreement, if a Participant’s Continuous Service is terminated for
Cause, the Option or SAR will terminate upon the termination date of such Participant’s
Continuous Service, and the Participant will be prohibited from exercising his or her Option or
SAR from and after the time of such termination of Continuous Service.

(l)Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability,
(ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) upon a Change in Control in which the vesting of such Options or SARs accelerates, or (iv) upon the Participant’s retirement (as such term is defined for purposes of the
Fair Labor Standards Act of 1938), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(m)Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option
Agreement.
6.PROVISIONS OF EQUITY AWARDS OTHER THAN OPTIONS AND SARS.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (A) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of
Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash or cash equivalents, (B) past or future services actually or to be rendered to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock
Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of Participant’s Continuous Service. If a Participant’s
Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted
Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under the
Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock
Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock Awards will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement
will be in such form and will contain such terms and conditions as the Board deems appropriate.
The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Restricted Stock Unit
Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the
Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock
Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the
Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit
Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award
Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock
Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a
Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the
Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the
Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted
Stock Unit Award Agreement to which they relate.
(vi)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the
Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)Other Equity Awards. Other forms of Equity Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Equity Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Equity Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Equity Awards and all other terms and conditions of such Other Equity Awards.
7.COVENANTS OF THE COMPANY.
(a)Availability of Shares. During the terms of the Equity Awards, the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy such Equity Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Equity Awards and to issue and sell shares of Common Stock upon exercise of the Equity Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Equity Award or any Common Stock issued or issuable pursuant to any such Equity Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the
Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the
Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Equity Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Equity Award or the subsequent issuance of Common Stock pursuant to the Equity Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such
Equity Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Equity Award or a possible period in which the Equity Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Equity Award to the holder of such Equity Award.
8.MISCELLANEOUS.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Equity Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Equity Awards. Corporate action constituting a grant by the Company of an Equity Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Equity Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares)
that are inconsistent with those in the Equity Award Agreement as a result of a clerical error in the papering of the Equity Award Agreement, the corporate records will control and the
Participant will have no legally binding right to the incorrect term in the Equity Award
Agreement.
(c)Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such
Equity Award unless and until (i) such Participant has satisfied all requirements for the exercise of the Equity Award, or the issuance of shares thereunder, pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to the Equity Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Equity
Award Agreement or any other instrument executed thereunder or in connection with any Equity
Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Equity Award was granted or will affect the right, of the Company or an Affiliate to terminate (i) the employment of an
Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or
(iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee)
after the date of grant of any Equity Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Equity Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Equity Award. In the event of any such reduction, the
Participant will have no right with respect to any portion of the Equity Award that is so reduced or extended.
(f)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate
Fair Market Value (determined at the time of grant) of Common Stock with respect to which
Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted)
will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement.
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Equity Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the
Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Equity Award, and (ii) to give written assurances satisfactory to the
Company stating that the Participant is acquiring Common Stock subject to the Equity Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Equity Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)Withholding Obligations. Unless prohibited by the terms of an Equity Award
Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Equity Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company)
or by a combination of such means: (i) causing the Participant to tender a cash payment;
(ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Equity Award; (iii) withholding payment from any amounts otherwise payable to the Participant; (iv) withholding cash from an Equity Award settled in cash; or (v) by such other method as may be set forth in the Equity Award Agreement.
(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Equity Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by
Participants will be made in accordance with Section 409A of the Code. Consistent with
Section 409A of the Code, the Board may provide for distributions while a Participant is still an
Employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Equity Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of
Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)Compliance with Section 409A. It is intended that all Equity Awards shall be granted in a manner that is compliant with or exempt from the requirements of Section 409A of the Code, and the Plan and Equity Award Agreements shall be governed, interpreted and enforced consistent with such intent. To the extent that the Board determines that any Equity
Award granted hereunder is subject to Section 409A of the Code, the Equity Award Agreement
evidencing such Equity Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. If an Equity Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury
Regulations), the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.
(l)Clawback/Recoupment. Equity Awards will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Rule 10D-1 under the Exchange Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Equity Award Agreement as the Board determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common
Stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for
“good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
9.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER
CORPORATE EVENTS.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the
Board will appropriately and proportionately adjust: (i) the class(es), type and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es), type and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es), type and number of securities and price per share of stock subject to outstanding Equity Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the Equity Award
Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Equity
Awards (other than Equity Awards consisting of vested and outstanding shares of Common
Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of
Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Equity Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Equity Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Equity Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Corporate Transaction. The following provisions will apply to Equity Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Equity Award or any other written agreement between the Company or any Affiliate and the holder of the Equity Award or unless otherwise expressly provided by the Board at the time of grant of an Equity Award. Except as otherwise stated in the Equity Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the
Board may take one or more of the following actions with respect to Equity Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue all or any portion of the Equity Award or to substitute a similar award for all or any portion of the Equity Award
(including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);
(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Equity Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)accelerate the vesting, in whole or in part, of the Equity Award (and, if applicable, the time at which the Equity Award may be exercised), with such Equity Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate
Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(iv)arrange for the lapse of any reacquisition or repurchase rights held by the
Company with respect to the Equity Award;

(v)cancel or arrange for the cancellation of all or any portion of the Equity
Award, to the extent not vested or not exercised prior to the effective time of the Corporate
Transaction, without the payment of any consideration; and
(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Equity Award would have received upon the exercise of the Equity Award, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s
Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
The Board need not take the same action with respect to all Equity Awards or with respect to all
Participants. The Board may take different actions with respect to the vested and unvested portions of an Equity Award.
(d)Change in Control. An Equity Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Equity
Award Agreement for such Equity Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
10.TERMINATION OR SUSPENSION OF THE PLAN.
(a)Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated by the Board pursuant to Section 2, the Plan will automatically terminate on
December 10, 2034. No Equity Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Equity Award granted while the Plan is in effect except with the written consent of the affected Participant.
11.CHOICE OF LAW.
The law of the State of Texas will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.
12.ARBITRATION.
As a condition to participation in the Plan, each Participant agrees that any claim against the Company or any of its Affiliates arising out of, relating to or in connection with the Plan will be subject to binding arbitration in accordance with the terms of the Employee Arbitration and
Dispute Resolution Agreement and Class Action Waiver (the “Arbitration Agreement”) between the Company and such Participant, and that, for the avoidance of doubt, any such claim arising out of, relating to or in connection with the Plan will constitute a Covered Claim (as defined in the Arbitration Agreement) under the terms of the Arbitration Agreement.
13.DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated
below:
(a)“Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.
(b)“Amendment Date” means                                      .
(c)“Board” means the Board of Directors of the Company.
(d)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Equity Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Financial Accounting
Standards Board Accounting Standards Codification Topic 718). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a
Capitalization Adjustment.
(e)“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term, or in any severance plan in which the Participant participates, or, in the absence of such agreement, such term means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the
United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the
Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s material violation or willful disregard of any Company policy; or (vi) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Equity Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such
Participant for any other purpose.

(f)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the
Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur
(A) on account of the acquisition of securities of the Company directly from the Company,
(B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the
Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a
Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject
Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;
(iv)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in
Control (or any analogous term) in an individual written agreement between the Company or any
Affiliate and the Participant will supersede the foregoing definition with respect to Equity
Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(g)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(h)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(i)“Common Stock” means the Class A common stock of the Company, $0.000001 par value per share, or such other class or kind of shares or other securities as may be applicable under Section 9.
(j)“Company” means Space Exploration Technologies Corp., a Texas corporation.
(k)“Consultant” means any person, including an advisor, who is (i) directly or indirectly engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an
Affiliate and is compensated for such services, subject in each case to Section 4(c) of the Plan.
However, service solely as a Director, or payment of a fee for such service, will not cause a
Director to be considered a “Consultant” for purposes of the Plan.
(l)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering service ceases to qualify as an
Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.
For example, a change in status from an Employee to a Consultant or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether
Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.
Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Equity Award only to such extent as may be provided in the
Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(m)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)the consummation of a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(n)“Director” means a member of the Board.
(o)“Disability” means, with respect to a Participant, the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in
Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(p)“Effective Date” means December 11, 2024.
(q)“Employee” means any person employed by the Company or an Affiliate.
However, service solely as a Director, or payment of a fee for such services, will not cause a
Director to be considered an “Employee” for purposes of the Plan.
(r)“Entity” means a corporation, partnership, limited liability company or other entity.
(s)“Equity Award” means any right to receive Common Stock granted under the
Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock
Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Equity Award.

(t)“Equity Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Equity Award grant. Each Equity
Award Agreement will be subject to the terms and conditions of the Plan.
(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or Section 14(d) of the Exchange Act), except that “Exchange Act
Person” will not include: (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the
Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or Section 14(d) of the
Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(w)“Fair Market Value” means, as of any date, (i) if the Common Stock is listed on any established stock exchange or traded on any established market, the closing price of a share of Common Stock as quoted on such exchange or market as reported in such source as the Board deems reliable (or, if no sale of Common Stock is reported for such date, on the last preceding date on which any sale shall have been reported); and (ii) in the absence of an established market for the Common Stock, the value of Common Stock determined by the Board in compliance with
Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with
Section 422 of the Code.
(x)“Incentive Stock Option” means an option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(y)“Nonstatutory Stock Option” means an Option that does not qualify as an
Incentive Stock Option.
(z)“Officer” means any person designated by the Company as an officer.
(aa)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to
purchase shares of Common Stock granted pursuant to the Plan.
(bb)“Option Agreement” means a written agreement between the Company and an
Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(cc)“Optionholder” means a person to whom an Option is granted pursuant to the
Plan or, if applicable, such other person who holds an outstanding Option.
(dd)“Other Equity Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).
(ee) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to
“Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ff)“Participant” means a person to whom an Equity Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Equity Award.
(gg)“Plan” means this Space Exploration Technologies Corp. Amended and Restated
2024 Equity Incentive Plan.
(hh)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ii)“Restricted Stock Award Agreement” means a written agreement between the
Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a
Restricted Stock Award. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(jj)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(kk)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(ll)“Rule 405” means Rule 405 promulgated under the Securities Act.
(mm)“Securities Act” means the Securities Act of 1933, as amended.
(nn)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(oo)“Stock Appreciation Right Agreement” means a written agreement between the
Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a
Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(pp)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and
(ii) any Entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(qq)“Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.